                                 LIMITED WAIVER

          THIS LIMITED WAIVER (this "Waiver"), dated as of September 1, 1994, relates to that certain Credit Agreement dated as of October 12, 1988, and amended and restated as of September 14, 1989 (as further amended through the date hereof, the "Credit Agreement"), among Kash n' Karry Food Stores, Inc. (the "Borrower"), the Senior Lenders referred to therein and Bank of America National Trust and Savings Association (as successor in interest to Security Pacific National Bank) as agent (in such capacity, the "Agent") for the Senior Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings ascribed to them therein.

                                    RECITALS

          WHEREAS, pursuant to the Leasehold Purchase Agreement between the Borrower and Office Depot, Inc. ("ODI") attached hereto as Exhibit A (the "Leasehold Purchase Agreement"), the Borrower has agreed to assign to ODI, and ODI has agreed to assume, all of the Borrower's interest in that certain Lease dated April 29, 1977 by and between the Borrower and Donasa N.V.; and

          WHEREAS, in connection with the consummation of the assignment and assumption under the Leasehold Purchase Agreement, the Borrower and ODI intend to enter into an Indemnification Agreement in the form attached hereto as Exhibit B (the "Indemnification Agreement");

          NOW, THEREFORE, in consideration of the foregoing premises (all of which are incorporated herein as a part of this Waiver) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Agent and the Senior Lenders agree as follows:

          1. Limited Waiver. Subject to the terms and conditions set forth herein, the Requisite Senior Lenders hereby agree to waive the provisions of
Section 8.04 of the Credit Agreement in respect (and solely in respect) of the Borrower's incurrence of Accommodation Obligations in respect of indemnities arising under the Leasehold Purchase Agreement and the Indemnification Agreement.

          2. Effective Date. This Waiver shall become effective as of September 1, 1994 upon the date the following conditions have been satisfied:

          (a) the Agent shall have received counterparts hereof signed by the Borrower, the Requisite Senior Lenders and the Agent; and

          (b) the Agent shall have received payment in cash in same day funds in the amount of $134,496.12 with respect to certain fees and expenses of the Agent (including professional fees).

          3. Representations and Warranties. The Borrower hereby represents and warrants that, as of the date hereof, and after giving effect to this
Waiver:

                 (a) The execution, delivery and performance by the Borrower of this Waiver has been duly authorized by all necessary corporate action;

                 (b) No Event of Default or Potential Event of Default (other than those expressly waived by this Waiver) has occurred or is continuing; and

                 (c) The representations and warranties of the Borrower contained in Section 5.03 of the Credit Agreement and any other Loan Document (other than representations and warranties which expressly speak as of a different date) are true, correct and complete in all material respects, except that such representations and warranties need not be true, correct and complete to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement.

          4. Limitation on Waiver. This Waiver shall be limited solely to the matters expressly set forth herein and shall not (i) constitute a waiver or amendment of any other term or condition of the Credit Agreement, or of any instruments or agreements referred to therein, (ii) prejudice any right or rights which the Agent or any of the Senior Lenders may now have or may have in the future under or in connection with the Credit Agreement or any instruments or agreements referred to therein, or (iii) require the Senior Lenders to agree to a similar waiver or grant a similar waiver for a similar transaction or on a future occasion. Except to the extent specifically waived herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect.

          5. Miscellaneous. This Waiver is a Loan Document and, together with the Credit Agreement and the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

          6. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

          7. Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

          WITNESS the due execution hereof as of the date first above written.

                                        KASH N' KARRY FOOD STORES, INC., as
                                        Borrower



                                        By: /s/ R. P. Springer
                                            -----------------------------------
                                            Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION (as successor in
                                        interest to SECURITY PACIFIC NATIONAL
                                        BANK), as Agent



                                        By: /s/ Laura Knight
                                            -----------------------------------
                                            Title: Vice President


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION (as successor in
                                        interest to SECURITY PACIFIC NATIONAL
                                        BANK), as a Senior Lender



                                        By: /s/ Linda A. Carper
                                            -----------------------------------
                                            Title: Vice President


                                        WELLS FARGO BANK, N.A.



                                        By: /s/ Jeffrey P. Rose
                                            -----------------------------------
                                            Title: Vice President

                                        BARNETT BANK OF TAMPA (as successor in
                                        interest to First Florida Bank, N.A.),
                                        by BARNETT BANKS, INC., as
                                        attorney-in-fact for Barnett Bank of
                                        Tampa



                                        By: /s/ Kyle R. Beall
                                            -----------------------------------
                                            Title: Department Manager


                                        NATIONSBANK OF FLORIDA, N.A.



                                        By: /s/ Samuel P. McNeil
                                            -----------------------------------
                                            Title: Vice President

                                   EXHIBIT A
                                       TO
                                 LIMITED WAIVER
                         DATED AS OF SEPTEMBER 1, 1994



                          LEASEHOLD PURCHASE AGREEMENT


                                   Attached.

                         LEASEHOLD PURCHASE AGREEMENT

        This Leasehold Purchase Agreement ("Agreement") is made this 11 day of March, 1994 (the "Effective Date") by and between KASH N' KARRY FOOD STORES, INC., a Delaware corporation ("Seller") and OFFICE DEPOT, INC., a Delaware corporation ("Buyer").

                                   RECITALS

        A. Seller is the successor tenant under that certain Lease dated April 29, 1977, (the "Lease"), a Recording Indenture of which was recorded on March 7, 1984 in the Official Records of Pasco County in Official Records Book 1318, at Page 0121, by and between LEO MARK and MICHAEL LYONS, as Landlord, and THE GRAND UNION COMPANY, as tenant, pertaining to premises located in a shopping center located at 9474 U.S. Highway 19, Port Richey, Florida (the "Premises"). DONASA N.V., a Netherlands Antilles corporation, is the successor landlord (the "Landlord") under the Lease.

        B. Seller desires to assign to Buyer all of its right, title and interest in and to the Lease on the terms and conditions set forth in this Agreement.

        C. Buyer desires to take an assignment of the Lease, subject to the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. The Assignment. On the Closing Date (hereinafter defined), Seller and Buyer shall each enter into an assignment and assumption agreement in the form set forth on EXHIBIT "A" attached hereto (the "Assignment"), wherein Seller assigns to Buyer all of its right, title and interest in and to the Lease, and Buyer assumes all of the tenant obligations under the Lease from and after the date of the Assignment.

        2. Purchase Price. The total purchase price (the "Purchase Price") for the Lease shall be the sum of Two Hundred Fifty Thousand Dollars ($250,000.00). The Purchase Price shall be paid in immediately available funds at Closing.

        3. Earnest Money Deposit. Within five (5) business days of the final execution of this Agreement by both parties, Buyer shall deliver to the local office of Lawyer's Title Insurance Company (the "Title Company"), to be held in escrow, the sum of Twenty-Five Thousand Dollars ($25,000) as the earnest money deposit (which deposit, together with all interest earned thereon, is hereinafter referred to as the "Earnest Money"). The Earnest Money is to be applied toward the total Purchase Price due at Closing. The balance of the Purchase Price shall be paid by current funds or cashier's check at Closing. The Earnest

Money shall be refunded to Buyer if it elects within the Due Diligence Period (hereinafter defined) to terminate this Agreement as provided in Section 4 hereof. If this Agreement has not been terminated by Buyer within the Due Diligence Period, then the Earnest Money shall, subject to the satisfaction of all the Closing Conditions (hereinafter described), become non-refundable (unless Seller defaults hereunder).

        4. Conditions Precedent to Closing. Buyer's obligation to close the transaction contemplated hereunder shall be subject to the following conditions (hereinafter referred to as the "Closing Conditions"):

           4.1 Due Diligence Review. Buyer shall have a period commencing on the date of this Agreement and continuing until the end of the sixtieth (60th) day following the date on which Seller delivers to Buyer the last of the items to be delivered by Seller to Buyer as specified in paragraph 4.1(f), below (the "Due Diligence Period") in which to satisfy or waive Buyer's conditions to Closing set forth hereinbelow. During the Due Diligence Period, Buyer, at its sole cost and expense, may inspect, or cause its agents and representatives to inspect, the Premises and conduct such tests thereon as Buyer may reasonably deem appropriate. Such inspection shall take place in the presence of a representative of the Seller, and at a mutually agreed-upon time which shall, in any event, be after the regular business hours of the store. Buyer shall provide the Seller with notice when such inspection has been completed and of the results of such inspection. Buyer shall be responsible for repairing damage caused by it during such inspections, which covenant shall survive the termination of this Agreement. If Buyer is dissatisfied with the results of any of the reviews, testing, studies or inspections referred to in this Section
4.1 for any reason whatsoever (in its sole and absolute discretion), then Buyer shall have the right to terminate this Agreement prior to the end of the Due Diligence Period, by written notice to Seller to that effect, and to recover the Earnest Money and thereupon neither party shall have any further liability to the other in connection with this Agreement. If Buyer fails to give notice as required by the preceding sentence within the Due Diligence Period, Buyer shall be deemed to have accepted all of the matters enunciated below to be inspected and reviewed during the Due Diligence Period. Buyer's obligation to proceed with the purchase of the Lease shall be conditioned upon satisfaction (or Buyer's express written waiver) of each of the following conditions:

         (a) Physical Condition and Suitability. Buyer's review and approval of the physical condition of the Premises and all building systems including but not limited to roof, structural, electrical and mechanical systems, as well as the suitability of the Premises for use as an Office Depot store.

         (b) Zoning/Governmental Actions. Buyer's review and approval of zoning and land use regulations applicable to the Premises, and investigation and approval of any condemnation or other governmental actions which may affect the use of the Premises.

         (c) Environmental Review. Buyer's approval of the environmental condition of the Premises, to be based on Buyer's independent examination (at its sole cost) for the presence or absence of Hazardous Materials on, within, or below the Premises. Such inspection shall, take place in the presence of a representative of the Seller; at a mutually agreed-upon time which shall, in any event, be after regular business hours of the store; and after the Leasehold Purchase Agreement has been executed by the Buyer and the Seller. Buyer shall provide the Seller with notice when such inspection has been completed and the results of such inspections. Buyer shall be responsible for repairing damage caused by it during such inspections, which covenant shall survive the termination of this Agreement. As used herein, the term "Hazardous Materials" shall mean any material or substance that is now or hereafter or regulated by any statute, law, rule, regulation or ordinance or that is now or hereafter designated by any governmental authority to be radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment, including, without limitation, asbestos, asbestos containing material, urea formaldehyde and urea formaldehyde containing material.

         (d) Utilities. Approval by Buyer of the availability of utility services to the Premises adequate for Buyer's proposed use thereof.

         (e) Title. The Seller's leasehold title in and to the Leases shall be good and marketable and subject to no liens, restrictions, easements or other encumbrances having the effect of diminishing the tenant rights or entitlements under the Lease, except as may be approved by Buyer.

         (f) Plans and Documents. Buyer's review and approval of the following documents to be delivered by Seller to Buyer within five (5) business days of the Effective Date of this
              Agreement: (i) "as-built" plans for the buildings and other improvements comprising the Premises (or, if "as-built" plans are not available, and cannot be obtained with reasonable effort and expense, the best plans as are available to Seller); (ii) legible copies of the Lease, and any amendments thereto, and any lease assignments, subleases or other documents constituting Seller's "chain of title"; (iii) legible copies of all CAM, tax, insurance, maintenance and repair, utilities, and all other occupancy cost records for the two calendar years immediately preceding the date of the Agreement; (iv) legible copies of all service contracts, utility contracts, maintenance contracts, presently effective warranties or guaranties received by Seller from any contractors, subcontractors, suppliers or materialmen in connection with any construction, repairs or alterations of the Premises, certificates of occupancy, environmental reports, and such other documents pertaining to the condition of the Premises, and the use, occupancy, maintenance and repair thereof as are in the possession or under the control of Seller.

           4.2 Representations and Warranties of Seller. All of the representations and warranties of Seller, as set forth in Section 8, below, are true and correct as of the Closing.

           4.3 Building Permits. Buyer has procured, within forty-five (45) days following the expiration of the Due Diligence Period, or is satisfied (in its sole discretion) that it will be able to procure, any building, sign and other permits required by governmental authorities in connection with Buyer's contemplated improvements to the Premises (including without limitation erection of pylon and/or building signs in accordance with Buyer's operational standards).

           4.4 Landlord's Consent. Prior to the Closing Date, Seller shall use all reasonable efforts to obtain from the Landlord the fully executed (by all parties thereto) consent and estoppel agreement in the form and content set forth in EXHIBIT "B" attached hereto and incorporated herein by this reference, or in form and content otherwise reasonably acceptable to Buyer, which agreement is hereinafter referred to as the "Landlord Agreement".

        5. Title. Title in and to the Lease shall be conveyed to Buyer subject to no liens, encumbrances, restrictions, easements or other defects except as may be approved in writing by Buyer. Buyer shall notify Seller in writing within twenty (20) days from the receipt of a Title Report for the Premises (to be obtained by Buyer at its sole cost but not later than ten (10) days prior to the expiration of the Due Diligence Period) of its objection to title exceptions. If Buyer fails to give written notice of objection to the condition of title of the Premises at least five (5) days prior to the expiration of the Due Diligence Period, Buyer shall be deemed to have approved the condition of title of the Premises for which no notice was given. Seller shall have until Closing to eliminate any exception to title objected to by Buyer. In the event Seller cannot eliminate any exception to title objected to by Buyer, it shall so notify Buyer in writing prior to expiration of the Due Diligence period, in which case Buyer may elect (a) to terminate this Agreement, or (b) to waive its objection(s) and proceed to Closing.

        6. Delivery of Possession of the Premises. Seller shall deliver possession of the Premises to Buyer at the time Closing. Prior to Closing, Seller shall remove its furniture, trade fixtures and removable equipment (not including HVAC equipment and trash compactors) from the Premises and shall repair any damage caused by such removal. Seller shall deliver the Premises to Buyer on or before the date of Closing in broom-clean condition.

        7. Closing and Closing Costs.

           7.1 Closing Date. The consummation of the assignment and transfer contemplated hereunder (the "Closing") shall occur on or before 4:00 PM EST on the tenth (10th) business day following the date Buyer obtains its Building Permits or on such earlier date as may be mutually agreed upon by the parties.

           7.2    [Deleted]

           7.3 Closing Costs. Rents, real property taxes, and operating costs including any such amounts paid or payable under any reciprocal casement agreement shall be prorated as of the Closing Date. Seller and Buyer shall each pay for one-half of the escrow costs. Buyer shall pay any title costs, and Seller shall pay any excise or transfer taxes or fees. Any costs payable to the Landlord in connection with obtaining the required consent of the Landlord shall be paid by Seller. Commission costs shall be paid as provided in paragraph 10 of this Agreement. All other closing costs, if any, shall be divided evenly between the parties at Closing.

           7.4 Assignment Effective Date. The date on which the Assignment shall become effective shall be the date of Closing (the "Effective Date"). From and after the Effective Date, Buyer shall be entitled to all of the rights of tenant under the Lease, and be obligated to comply with all of tenant obligations under the Lease (including without limitation the payment of all rental obligations under the Lease).

        8. Representations and Warranties of Seller. To the best of Seller's information and belief, as of the date hereof and as of the Effective Date, Seller hereby represents and warrants to, and covenants with Buyer, as follows:

           8.1 No Defaults. There exists no default or any condition which, with the passage of time, the giving of notice, or both will become a default under the Lease or any reciprocal easement agreement.

           8.2 Documents. The plans, specifications, certificates of occupancy, warranties, guaranties, occupancy cost records and other books, records or documents delivered to Buyer in connection with this Agreement are true, correct and complete copies of such documents.

           8.3 Litigation. There is no litigation pending or, to the best of Seller's knowledge, after due and diligent inquiry, threatened against Seller, nor any basis therefore, that arises out of the Lease or Seller's use or occupancy of the Premises, or that detrimentally affect the value of the Premises, or the ability of Seller to perform its obligations under this Agreement. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware.

           8.4 Enforceable Documents. This Agreement and all documents executed by Seller which are to be delivered to Buyer at the Closing are and will be duly authorized, executed and delivered by Seller, and be legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, and sufficient to convey Seller's leasehold interest in the Premises (if they purport to do so). This Agreement and such documents do not violate any provision of any Lease, agreement or judicial order to which Seller is subject.

           8.5 Lease. The copy of the Lease delivered by Seller to Buyer contains all of the information pertaining to any rights of any parties to occupy the Premises.

           8.6 Changes to Shopping Center/Eminent Domain. There are no pending plans by the landlord and/or governmental authorities to take or make any material changes to the Shopping Center of which the Premises are a part or any entrances/exits to and from adjoining roads serving the Shopping Center.

        9. Indemnification.

           9.1 Survival of Representations. All representations, warranties, covenants and agreements made by either party under this Agreement or pursuant hereto shall be true, complete and correct as of the date hereof and as of the Closing as though such representations, warranties, covenants and agreements were made at and as of the date of Closing. Each representation, warranty, covenant and agreement shall survive the Closing.

           9.2 Seller's Indemnifications. Seller agrees to indemnify, protect, defend and hold Buyer and Buyer's directors, officers, stockholders, employees, agents, representatives, affiliates and their respective successors and assigns harmless from and against (i) any and all claims, expenses, or liabilities arising from personal injuries which occurred or are alleged to have occurred on or about the Premises prior to the date of Closing; and (ii) any and all damages arising out of or resulting from (a) any breach or default by Seller under the terms of the Leases or any reciprocal easement agreement arising prior to the Closing, or (b) any breach of the warranties, representations or covenants of Seller under this Agreement or the Assignment.

           9.3 Buyer's Indemnification. Buyer agrees to indemnify, protect, defend and hold Seller and Seller's directors, officers, stockholders, employees, agents, representatives, affiliates and their respective successors and assigns, harmless from and against (i) any and all claims, expenses, or liabilities arising from personal injuries which occurred or are alleged to have occurred on or about the Premises on or after the date of Closing; and
(ii) any and all damages arising out of or resulting from (a) any breach or default by Buyer under the terms of the Lease or any reciprocal easement agreement occurring from and after the Effective Date or (b) any breach of the warranties, representations or covenants of Buyer under this Agreement or the Assignments.

        10. Brokers. Seller and Buyer represent and warrant to the other that they have not had any dealings with any real estate broker, finder, or other person, with respect to this Agreement, except for Commercial Corners, Inc. and Lancore Realty, Inc. whose fees will be paid by the Seller and each party hereby agrees to indemnify and hold harmless the other in connection with any losses or damages sustained as a result of its breach of such representation and warranty.

        11.  [Deleted]

        12.  Miscellaneous.

             12.1 Reformation and Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under the present or future laws effective during the term hereof, the legality, validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

             12.2 Headings. The headings of sections or paragraphs contained in the Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

             12.3 Waiver. The failure of any party to insist, in any one or more instances, upon performance of any of the terms, covenants or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right or claim granted or arising hereunder or of the future performance of any such term, covenant, or condition, and such failure shall in no way affect the validity of this Agreement or the rights and obligations to the parties hereto.

             12.4 Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the conflict of laws, rules or choice of laws or rules thereof.

             12.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument not withstanding that all parties are not signatories to each counterpart.

             12.6 Assignability and Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

             12.7 Amendments. This Agreement may not be modified, amended or supplemented except by an agreement in writing signed by all of the parties hereto.

             12.8 Number and Gender of Words. When the masculine and feminine are required in this Agreement, words of gender shall include either or both genders and a singular number shall include the plural.

             12.9 Attorney's Fees. In the event any suit or proceeding is brought to enforce, construe, interpret, rescind or cancel this Agreement, or any of its provisions, the prevailing party shall recover against the other party all of its reasonable attorneys' fees and costs incurred in connection with such action or proceeding, including any appellate proceedings.

             12.10 Integration. This Agreement and the exhibits attached hereto, constitute the entire agreement of the parties hereto regarding the assignment of the Leases and there are no other agreements, written or oral, express or implied, in connection with the assignment of the Leases, between the parties hereto, except as set forth herein.

             12.11 Notices. All notices, requests, demand, instructions, or other communications to be made hereunder to the parties hereto shall be in writing (at the address set forth below) and shall be given by any of the following means (a) personal service; (b) electronic facsimile; (c) certified mail, postage prepaid, return receipt requested; or (d) commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices or other communication shall be addressed as follows:

             If to Seller:      Kash n' Karry
                                6422 Harney Road
                                Tampa, FL 33680
                                Attn: Ronald E. Sarrett

             with a copy to:    [to be provided]

             If to Buyer:       Office Depot, Inc.
                                2200 Old Germantown Road
                                Delray Beach, FL 33445
                                Attn: Vice President of Real Estate

             with a copy to:    Office Depot, Inc.
                                2200 Old Germantown Road
                                Delray Beach, FL 33445
                                Attn: Legal Department

        Any notice or other communication given as aforesaid shall be effective upon receipt. Either party may change its address for notice by written notice as aforesaid, which change of address shall be effective three (3) business days following receipt by the party to whom such address change notice is sent.

             12.11 Time is of the Essence. Time is expressly made of the essence with respect to every term and provision of this Agreement. The parties acknowledge that each will be relying upon the timely performance by the other of its obligations hereunder as a material inducement to each party's execution of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BUYER:        OFFICE DEPOT, INC., a Delaware corporation

              By:  /s/ David I. Fuente
                   -------------------------------------

              Its: Chairman and CEO
                   -------------------------------------


SELLER: KASH N' KARRY FOOD STORES, INC., a Delaware corporation

              By:  /s/ Ronald Sarrett
                   -------------------------------------

              Its: VICE PRESIDENT
                   -------------------------------------


              By:  /s/ R. P. Springer
                   --------------------------------------

              Its: Exec. Vice President
                   --------------------------------------

                                   EXHIBITS

EXHIBIT "A"   FORM OF ASSUMPTION AND ASSIGNMENT AGREEMENT
EXHIBIT "B"   CONSENT AND ESTOPPEL CERTIFICATE

                                  EXHIBIT A

                             ASSIGNMENT OF LEASE

        This Assignment is made this____day of February, 1994, by and between KASH N' KARRY FOOD STORES, INC., a Delaware corporation ("Assignor") and OFFICE DEPOT, INC., a Delaware corporation ("Assignee").

                                 WITNESSETH:

        WHEREAS, Assignor is currently the party-in-interest as lessee under, in and to that certain lease agreement, together with all amendments, supplements and modifications thereto and assignments thereof (collectively, the "Lease"), dated April 29, 1977, between LEO MARK and MICHAEL LYONS, as lessors, and THE GRAND UNION COMPANY, as lessee; and

        WHEREAS, the premises demised under the Lease (the "Premises") consist of a certain building or portion thereof (as particularly described in the Lease) located on a certain tract of improved property located at 9474 U.S. Highway 19, Port Richey, Florida, and legally described as set forth on Schedule "A" attached hereto and made a part hereof; and

        WHEREAS, Assignor desires to assign all of the lessee's interest under the Lease to Assignee, and Assignee desires to assume all the lessee's obligations under the Lease.

        NOW THEREFORE, in consideration of the Premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Assignment. Assignor hereby assigns, transfers and conveys to Assignee, its successors and assigns, all of Assignor's rights, title and interest in and to the Lease, effective as of the date hereof (the "Effective Date").

        2. Assumption. Assignee hereby accepts this assignment of the Lease, and hereby assumes and agrees to perform all of the obligations of Assignor, as the lessee, under the Lease accruing from and after the Effective Date.

        3. Assignor's Indemnification. Assignor agrees to indemnify, protect, defend and hold Assignee and Assignee's respective directors, officers, stockholders, employees, agents, representatives, affiliates and their respective successors and assigns harmless from and against any and all damages arising out of or resulting from any breach or default by Assignor under the terms of the Lease arising prior to the Effective Date. Assignor shall reimburse Assignee upon demand for any reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and costs, which Assignee actually incurs in fulfilling

Assignor's obligations under this Agreement.

        4. Assignee's Indemnification. Assignee agrees to indemnify, protect, defend and hold Assignor and Assignor's respective directors, officers, stockholders, employees, agents, representatives, affiliates and their respective successors and assigns, harmless from and against any and all damages arising out of or resulting from any breach or default by Assignee under the terms of the Lease occurring from and after the Effective Date. Assignee shall reimburse Assignor upon demand for any reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and costs, which Assignor actually incurs in fulfilling Assignee's obligations under this Agreement.

        5. Counterparts. This Assignment may be executed in counterparts, and as so executed shall constitute one Assignment, binding on each of the parties hereto, notwithstanding that each of the parties are not signatories to the same counterpart.

        6. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        7. Modifications. This Assignment may not be amended, modified or terminated except by agreement in writing duly executed by both parties hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.

Attest (as to Assignor)
                                       Assignor: KASH N' KARRY FOOD STORES,
                                       INC., a Delaware corporation

- -----------------------                By:
Title:                                     ---------------------------------
                                       Its:
                                           ---------------------------------
- -----------------------
Title:


Attest (as to Assignee)
                                       Assignee: OFFICE DEPOT, INC., a Delaware
                                       Corporation

- -----------------------                By:
Title:                                     ---------------------------------
                                       Its:
                                           ---------------------------------

COUNTY OF _______________   )
                            )ss.
STATE OF  _______________   )

        On this____ day of ________, 1994, before me, the undersigned a Notary Public in and for said State, personally appeared _________________________, and _________________ known to me to be (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as the __________ and _________________ of KASH N' KARRY FOOD STORES, INC., a Delaware corporation, the corporation that executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

        WITNESS my hand and official seal.


                                       ____________________________
                                       Signature
                                       NOTARY STAMP


STATE OF FLORIDA          )
                          )ss.
COUNTY OF PALM BEACH      )

        On this ____ day of ________________________, 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared_________________________, personally known to me to be (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as the ____________ of OFFICE DEPOT, INC., a Delaware corporation, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

        WITNESS my hand and official seal.


                                       ____________________________
                                       Signature
                                       NOTARY STAMP

                                  Schedule A

                              LEGAL DESCRIPTION

                                  EXHIBIT B

                      CONSENT AND ESTOPPEL CERTIFICATION

        THIS AGREEMENT is made and entered into as of the ____ day of February, 1994, by and between ________________________ a ___________________
(hereinafter "Lessor"), and OFFICE DEPOT, INC., a Delaware corporation (hereinafter "Depot").

                                 WITNESSETH:

        WHEREAS, LEO MARK AND MICHAEL LYONS, as lessor, and KASH N' KARRY FOOD STORES, INC. ("Lessee") as lessee, entered into a certain lease agreement dated April 27, 1977, which lease, as amended, is hereinafter referred to as the "Lease"; and

        WHEREAS, the premises demised under the Lease consist of certain land and improvements comprising Kash N' Karry Store # 205 (as particularly described in the Lease) located on a certain tract of improved property located in a shopping center located at 9474 U.S. Highway 19, Port Richey, Florida, legally described as set forth on EXHIBIT A attached hereto and made a part hereof (the "Leased Premises"); and

        WHEREAS, Lessee desires to assign to Depot all of its rights, title and interest in and to the Lease, and Depot desires to take an assignment of Lessee's interest in the Lease and assume the Lessee's obligations thereunder from and after the effective date of such assignment, provided that Lessor shall agree and certify as provided herein, and

        WHEREAS, it is the mutual desire of the Lessor and Depot to establish certain contractual rights, obligations and agreements between each other relative to the Leased Premises and the Lease.

        NOW THEREFORE, knowing that this Consent and Certification will be relied upon by Depot and by Lessee in consummating the assignment and assumption of the Lease, Lessor hereby agrees and certifies to Depot, its successors and assigns, as follows:

        1. Estoppel. The Lease is currently in full force and effect, and no defaults exist thereunder (either in connection with the obligations of lessor or lessee), nor has any event or circumstance occurred which with the giving of notice or passage of time would constitute a default under the Lease.

        2. The Lease. A correct and complete copy of the Lease (inclusive of all amendments, modifications and exhibits thereof) is attached hereto as EXHIBIT B.

        3. Consent. The undersigned (Lessor) hereby grants its consent to the assignment and assumption of the Lease.

        4. Rental Obligations. All fixed rental obligations under the Lease are current and paid through ____________, 199_; and all common area maintenance charges (if any) are current and paid through __________, 199_; and all tax charges payable to Lessor are current and paid through __________, 199_; and all charges for insurance premiums (if any) payable to Lessor are current and paid through ______________, 199_ except as follows:
[None] _______________

        5. Default. In the event of any default under the Lease prior to the effective date of the assignment to Depot, Lessor shall give Depot ten (10) business days notice prior to terminating the Lease. During such ten (10) business day period, Depot shall have the right (but not the obligation) to cure any default thereunder which is curable.

        6. Signage. Lessor hereby agrees to allow Depot (subject to applicable municipal codes) to install its standard logo signs in the same location(s), and of at least the same size, as the signage (both building and pylon signage) previously allotted to Lessee.

        7. Alterations. Landlord understands that Depot will be performing certain remodeling and alterations to the Premises in connection with the opening of its Office Depot store therein, and that such alterations may include (without limitation) any of the following:

           (i) the installation of a non-penetrating roof mounted satellite dish antennae (for transmission of sales and inventory information) as more specifically described on Exhibit "B" attached hereto; and

           (ii)  any of the work described on Exhibit "C" attached hereto.

        In connection with Depot's plans and working drawing for such alterations (which are to be furnished to Landlord for its approval to the extent required under the Lease), Landlord agrees not to unreasonably withhold its approval thereof to the extent that the structural integrity of the building is not impaired or the value thereof diminished, and that the roof is not penetrated or otherwise adversely affected.

        8. Use. That for so long as Depot remains liable under the Lease, the use of the Premises may be changed to any other lawful retail use, subject to Landlord's consent (not to be unreasonably withheld).

        9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        10. Modifications. This Agreement may not be amended, modified or terminated except by agreement in writing duly executed by both parties hereto.

        IN WITNESS WHEREOF, the parties hereto have hereunto executed this Agreement as of the date first above written.

Witnesses (as to Lessor):

                                               _________________________(LESSOR)

________________________                       By:  ____________________________

                                               Its: ____________________________
________________________

Witnesses (as to Tenant):                      OFFICE DEPOT, INC., (Depot)

________________________                       By:  ____________________________
                                                    Richard Blews
________________________                       Its: Assistant Secretary




STATE OF _______________           )
                                   ) SS:
COUNTY OF ______________           )

        BEFORE ME, the undersigned authority, duly authorized to administer oaths and take acknowledgements, personally appeared ____________________ as _____________________ of ________________________________________, a
________________________________, and acknowledged the foregoing in his/her capacity as same for the purposes herein described on behalf of the _______________________, this _____ day of _______________________, 1994.


                                                  _______________________(SEAL)
                                                  Notary Public
                                                  State of ___________________
                                                  My Commission Expires:

STATE OF FLORIDA                   )
                                   ) SS:
COUNTY OF PALM BEACH               )

        BEFORE ME, the undersigned authority, duly authorized to administer oaths and take acknowledgements, personally appeared Richard Blews as Assistant Secretary of OFFICE DEPOT, INC., a Delaware corporation, and acknowledged the foregoing in his capacity as same for the purposes herein described on behalf of the corporation, this _______ day of _________________, 1994.


                                                  ________________________(SEAL)
                                                  Notary Public
                                                  State of Florida
                                                  My Commission Expires:

                                  EXHIBIT B
                                      TO
                                LIMITED WAIVER
                        DATED AS OF SEPTEMBER 1, 1994


                          INDEMNIFICATION AGREEMENT

                                  Attached.

                          INDEMNIFICATION AGREEMENT

        THIS INDEMNIFICATION AGREEMENT ("Agreement") is made this ________ day of July, 1994, by and between KASH N' KARRY FOOD STORES, INC., a Delaware corporation (hereinafter referred to as "Kash n' Karry"), and OFFICE DEPOT, INC., a Delaware corporation (hereinafter referred to as "Office Depot").

        WHEREAS, Kash n' Karry and Office Depot executed a certain Assignment of Lease dated _______________, 1994 (the "Assignment"), pursuant to which Kash n' Karry assigned to Office Depot all of its interest in that certain Lease dated April 29, 1977, a short form of which was recorded in the Public Records of Pasco County, Florida, on March 7, 1984, in Official Records Book 1318, Page 121, as modified by an unrecorded Modification of Lease Agreement dated August 31, 1977, and a Second Modification to Lease dated September 15, 1978 (hereinafter referred to as the "Lease"), pursuant to which Kash n' Karry leases from Donasa Corp., as successor landlord (the "Landlord"), certain real property and improvements located in Pasco County, Florida, and more particularly described in the Lease (the "Premises"); and

        WHEREAS, in consideration of Office Depot's execution of the Assignment and its agreement to assume Kash n' Karry's duties and obligations under the Lease, Kash n' Karry has agreed to indemnify Office Depot for certain costs and damages that Office Depot may incur as a result of Kash n' Karry's assignment to Office Depot and the improvements to be constructed on the Premises by Office Depot;

        NOW THEREFORE, in consideration of the sum of Ten and 00/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties hereto, the parties hereto agree as follows:

        1. Kash n' Karry hereby agrees to indemnify and hold harmless Office Depot from and against any and all loss, damage, claims, liability, costs and expenses (including, but not limited to, reasonable attorneys' fees) and other sums that Office Depot may reasonably pay or may become obligated to pay in the event a lawsuit is initiated by the Landlord against Office Depot within one (1) year following the date of this Agreement as a result of the failure of the Landlord to provide a written consent to the assignment of the Premises to Office Depot, as requested by Office Depot, or arising from the construction of the improvements on the Premises by Office Depot, which improvements have not been expressly approved in writing by the Landlord, as requested by Office Depot; provided, however, that any amounts owed to Office Depot by Kash n' Karry pursuant to this Agreement shall be offset against any amounts paid by the Landlord to Office Depot pursuant to the Lease or by court order as reimbursement for costs incurred by Office Depot in defending a lawsuit initiated by the Landlord.

        2. Kash n' Karry's liability under this Agreement shall be limited to the sum of One Hundred Thousand and 00/100 Dollars ($100,000.00).

        3. Execution and delivery of this Agreement by Kash n' Karry and Office Depot shall not constitute an acknowledgment or admission that any consent of the Landlord is required for the assignment from Kash n' Karry to Office Depot or the construction of improvements on the Premises by Office Depot.

        4. In the event any amounts due from Kash n' Karry to Office Depot hereunder are not paid within sixty (60) days after the same have been incurred, demand made to Kash n' Karry on account thereof and reasonable evidence of Office Depot having incurred the same being presented to Kash n' Karry, such amount shall bear interest from the date of demand (after the furnishing of such evidence) at an interest rate equal to the prime rate of interest as reported in the Wall Street Journal.

        5. Kash n' Karry agrees that, in the event the Landlord institutes a lawsuit against Office Depot arising from the construction of the improvements on the Premises by Office Depot, and an injunction against future construction by Office Depot is issued in connection with such lawsuit, which prevents Office Depot from constructing the improvements necessary to operate an Office Depot on the Premises, Office Depot may terminate the Assignment and Kash n' Karry will return all sums paid by Office Depot to Kash n' Karry pursuant to said Assignment. Notwithstanding the foregoing, Kash n' Karry shall have the right, in the event an injunction is issued, to attempt to have the injunction dissolved and, if Kash n' Karry is successful in dissolving the injunction within a period not to exceed sixty (60) days from the issuance of such injunction, and Office Depot is allowed to continue construction of its improvements on the Premises, the Assignment, and all rights and obligations thereunder, shall continue in full force and effect, including, but not limited to, Office Depot's obligation to pay to Kash n' Karry the Purchase Price (as defined in that certain Leasehold Purchase Agreement dated March 11, 1994, between Office Depot and Kash n' Karry).

        6. Office Depot agrees that all improvements that it constructs on the Premises will be substantially in compliance with the terms and conditions of the Lease pertaining to the construction of improvements.

        7. In connection with any litigation arising out of this Agreement, the prevailing party shall be entitled to recover all costs and expenses incurred, including reasonable attorneys' fees for services rendered prior to trial, at trial, and on appeal.

        8. This Agreement shall be binding upon the successors and assigns of Kash n' Karry and inure to the benefit of Office Depot and its successors and assigns.

        9. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Florida.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first written above.

Signed, sealed and delivered
in the presence of:                         KASH N' KARRY FOOD STORES, INC.,
                                            a Delaware corporation

_______________________________             By: ________________________________
Name: _________________________                 Name: __________________________
                                                Title:__________________________
_______________________________
Name:  ________________________

_______________________________             By: ________________________________
Name:  ________________________                 Name: __________________________
                                                Title:__________________________
_______________________________
Name:  ________________________

                                            OFFICE DEPOT, INC., a Delaware
                                            corporation


_______________________________             By: ________________________________
Name:  ________________________                 Name: __________________________
                                                Title:__________________________
_______________________________
Name:  ________________________


                                      3